UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2019

Acushnet Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street
Fairhaven, Massachusetts 02719
(Address of Principal Executive Offices) (Zip Code)

(800) 225‑8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On June 3, 2019, the Company held its 2019 Annual Meeting of Stockholders. For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement dated April 12, 2019.  Below are the final voting results.

Proposal No. 1 - Election of Directors

Stockholders elected the director nominees listed below to serve as members of the Company’s Board of Directors. The voting results for each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jennifer Estabrook	61,500,748	11,319,633	1,728,983
Gregory Hewett	71,061,429	1,758,952	1,728,983
David Maher	64,406,648	8,413,733	1,728,983
Sean Sullivan	70,067,583	2,752,798	1,728,983
Steven Tishman	71,011,443	1,808,938	1,728,983
Walter Uihlein	62,996,498	9,823,883	1,728,983
Norman Wesley	68,993,433	3,826,948	1,728,983
Keun Chang (Kevin) Yoon	63,014,088	9,806,293	1,728,983
Yoon Soo (Gene) Yoon	63,033,693	9,786,688	1,728,983

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
73,101,961	1,381,258	66,145	n/a

Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation

Stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers for fiscal year 2018. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
71,973,428	821,628	25,325	1,728,983

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Brendan M. Gibbons
Name:	Brendan M. Gibbons
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: June 4, 2019